UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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First Capital, Inc.
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April 13, 2021

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 26, 2021, at 12:00 noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the internet, telephone, or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Michael L. Shireman	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 noon, local time, on Wednesday, May 26, 2021

PLACE	First Harrison Bank
220 Federal Drive, N.W.
Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) The election of four (4) directors to serve for a term of three years;

(2) The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement; and

(4) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 1, 2021.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the internet, by telephone, or by completing and returning a proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to those shareholders that have not voted as of April 26, 2021. You can revoke a proxy at any time before it’s exercised at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana
April 13, 2021

FIRST CAPITAL, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First Capital, Inc. for the 2021 annual meeting of shareholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to First Capital, Inc. as “First Capital,” the “Company,” “we,” “our” or “us.”

First Capital is the holding company for First Harrison Bank. In this proxy statement, we may also refer to First Harrison Bank as “First Harrison” or the “Bank.”

We will hold the annual meeting at the Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana 47112, on Wednesday, May 26, 2021, at 12:00 noon, local time.

We intend to provide access to this proxy statement and a proxy card to shareholders of record beginning on or about April 13, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2021

This Proxy Statement is available at http://www.edocumentview.com/FCAP.

Also available on this website is the Company’s 2020 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”), which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on April 1, 2021. As of the close of business on April 1, 2021, a total of 3,375,082 shares of First Capital common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of First Capital’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of First Capital in one or more of the following ways:

•	Directly in your name as shareholder of record;

•	Indirectly through a broker, bank, or other holder of record in “street name”; or

•	Indirectly through the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank, or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank, or other holder of record may allow you to provide voting instructions by telephone or by the internet. Please see the instruction form provided by your broker, bank, or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank, or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustees how to vote the shares allocated to their accounts. See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect four (4) directors to each serve for a term of three (3) years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is four (4).

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal, or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal, or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the advisory proposal regarding executive compensation. Your bank or broker is unable to vote your uninstructed shares in the election of directors or with respect to the advisory proposal regarding executive compensation. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory proposal regarding executive compensation, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the ratification of the appointment of the independent registered public accounting firm and the advisory resolution regarding executive compensation, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board is sending you this proxy statement for the purpose of requesting that you allow your shares of our common stock to be represented at the annual meeting by the designated proxies named by the Board. All shares of our common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board.

The Board recommends a vote:

•	“FOR” each of the nominees for director;

•	“FOR” the ratification of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of First Capital common stock via the internet or by telephone. The internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote, and confirm that their vote has been recorded properly. Specific instructions for internet and telephone voting are set forth on the proxy card. The deadline for voting via the internet or by telephone is 1:00 a.m., local time, on May 26, 2021.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of First Capital common stock allocated to his or her account. The ESOP trustees will vote all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions. The deadline for returning your voting instructions to the ESOP trustees is May 21, 2021.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and fully complies with the laws, rules, and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board currently consists of thirteen members. All of the directors are independent under the listing standards of the The NASDAQ Stock Market LLC (the “Nasdaq Rules”), except for William W. Harrod, our Chief Executive Officer, and Michael C. Frederick, our Chief Financial Officer. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Directors Byrd, Ernstberger, Frederick, Harrod, Huber, Kraft, Moore, Orwick, Mark Shireman, and Wallace.

Board Leadership Structure and Board’s Role in Risk Oversight

Michael L. Shireman currently serves as Chairman of the Board.  The Chairman is independent under the Nasdaq Rules and does not serve as Chief Executive Officer.  However, the Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the Nasdaq Rules or separating the Chairman and Chief Executive Officer positions, are necessary to achieve effective oversight. The Board endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk management oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit, Compensation, and Nominating Committees are each independent in accordance with the relevant Nasdaq Rules. The charters of the Audit Committee, Nominating Committee, and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.firstharrison.com).

Director	Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
Christopher L. Byrd	X	X	X	X*
Kathryn W. Ernstberger	X		X
Michael C. Frederick
Robert C. Guilfoyle		X		X
William W. Harrod	X
Dana L. Huber			X
Pamela G. Kraft	X	X	X*
Lou Ann Moore				X
William I. Orwick, Sr.		X
Jill S. Saegesser			X
Mark D. Shireman
Michael L. Shireman	X*			X
Carolyn E. Wallace	X	X*
Number of Meetings in 2020	5	12	7	3

* Denotes Chairperson

Executive Committee. The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings. The Executive Committee acts on issues delegated to it by the Board.

Audit Committee. The Board has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board has determined that Christopher L. Byrd, William I. Orwick, Sr., and Carolyn E. Wallace are “audit committee financial experts” under the rules of the SEC. The report of the Audit Committee required by the rules of the SEC is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and periodically reviews and makes recommendations to the Board regarding the compensation of non-employee directors. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer including base salary, annual incentives, short-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the Chief Executive Officers’ total compensation package. Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer are approved by the full Board, excluding any member of the Board that also serves as the Chief Executive Officer. The Compensation Committee reviews and makes recommendations to the Board with respect to any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers. The Compensation Committee also assists the Board in evaluating potential candidates for executive positions.

Nominating Committee. The Nominating Committee annually selects the Board’s nominees for election as directors. For the procedures of the Nominating Committee, see “Nominating Committee Procedures” below.

Nominating Committee Procedures

General. It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear qualified to serve on the Board. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to Dana L. Huber, Chairperson of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the 1934 Act, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of First Capital’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of First Capital’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications for Nominees. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board. First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory, and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board, and regulatory disclosure obligations. The Board will also consider the extent to which the candidate helps the Board reflect the diversity of the Company’s shareholders, employees, customers, and communities. The Nominating Committee also may consider the current composition of the Board, the balance of management and independent directors, and the need for audit committee expertise.

In addition, before nominating an existing director for re-election to the Board, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees. For purposes of identifying nominees for the Board, the Nominating Committee relies on personal contacts of the committee members and other members of the Board, as well as its knowledge of members of First Capital’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Board and Committee Meetings

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2020, the Board held 12 meetings and the Board of Directors of First Harrison held 12 meetings.

Directors Attendance at Annual Meeting

The Board encourages directors to attend the Company’s annual meeting of shareholders. All directors other than William I. Orwick, Sr. attended the Company’s 2020 annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard 16, as adopted by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, expresses an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. The Audit Committee has appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Audit Committee of the Board of Directors

of First Capital, Inc.

Carolyn E. Wallace, Chairperson

Christopher L. Byrd

William I. Orwick, Sr.

Pamela G. Kraft

Robert C. Guilfoyle

DIRECTORS’ COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company and the Bank during the 2020 fiscal year. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash	Change in Pension Value and Nonqualified Deferred Compensation Earnings (1)	All Other Compensation (2)	Total
Christopher L. Byrd	$16,854	$—	$3,848	$20,702
Kathryn W. Ernstberger	16,854	—	3,848	20,702
Robert C. Guilfoyle	16,854	—	3,848	20,702
Dana L. Huber	16,854	—	3,848	20,702
Pamela G. Kraft	16,854	—	3,848	20,702
Lou Ann Moore	16,854	—	3,848	20,702
William I. Orwick, Sr.	16,854	—	3,848	20,702
Jill S. Saegesser	8,454	—	3,176	11,630
Mark D. Shireman	16,854	6,297	3,848	26,999
Michael L. Shireman	16,854	—	3,848	20,702
Carolyn E. Wallace	16,854	—	3,848	20,702

(1)	Represents above market earnings credited to the directors’ deferred compensation arrangements in fiscal 2020. Only Mark D. Shireman maintains a deferred compensation agreement with First Harrison Bank.
(2)	Represents a bonus earned in 2020 and paid in the first quarter of 2021.

Directors’ Fees

For the year ending December 31, 2021, members of First Harrison’s Board of Directors will receive $1,409 in January and $1,451 per month for the remainder of the year. No separate fees will be paid for service on committees or on First Capital’s Board of Directors.

Directors’ Deferred Compensation Agreements

Effective April 1, 1992, First Harrison Bank entered into a Director Deferred Compensation Agreement with Mark D. Shireman. The agreement provided Mr. Shireman with an opportunity to defer a portion of his respective fees for a specified period of time. All deferrals have ceased under the agreements. The agreement provides Mr. Shireman with a fixed benefit which, at his election, is payable in a lump sum or monthly over a 180-month period. The agreement provides that Mr. Shireman may receive his respective deferred compensation benefit upon the earlier of: attainment of age 70, disability, early retirement or death.

STOCK OWNERSHIP

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock. The following table provides information as of April 1, 2021 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Christopher L. Byrd	5,547	(2)	*
Kathryn W. Ernstberger	2,201	(2)	*
Michael C. Frederick	8,124	(3)	*
Robert C. Guilfoyle	625	(4)	*
William W. Harrod	15,551	(5)	*
Dana L. Huber	11,570	(6)	*
Jill R. Keinsley	5,211	(7)	*
Pamela G. Kraft	2,703	(8)	*
Lou Ann Moore	625	(4)	*
William I. Orwick, Sr.	4,397	(2)	*
Jill S. Saegesser		0	NA
Mark D. Shireman	50,813	(9)	1.51%
Michael L. Shireman	14,972	(10)	*
Dennis L. Thomas	11,603	(11)	*
Carolyn E. Wallace	2,091	(2)	*
All directors and executive officers as a group (15 persons)	136,033		4.0	3%

*Less than 1.0%.

(1)	Based on 3,375,082 shares of First Capital common stock outstanding and entitled to vote as of April 1, 2021.
(2)	Includes 875 shares of restricted stock.
(3)	Includes 3,250 shares allocated under the ESOP as to which Mr. Frederick exercises voting but not investment power and 2,625 shares of restricted stock.
(4)	Includes 575 shares of restricted stock.
(5)	Includes 3,986 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power and 2,625 shares of restricted stock.
(6)	Includes 875 shares of restricted stock and 3,000 shares held in the name of Ms. Huber’s spouse.
(7)	Includes 252 shares allocated under the ESOP as to which Ms. Keinsley exercises voting but not investment power and 2,625 shares of restricted stock.
(8)	Includes 400 shares held by the individual retirement account of Ms. Kraft’s spouse and 875 shares of restricted stock.
(9)	Includes 7,992 shares owned by Mr. Mark Shireman’s spouse, 2,200 shares held by the individual retirement account of Mr. Mark Shireman’s spouse, and 875 shares of restricted stock.
(10)	Includes 4,684 shares owned by Mr. Michael Shireman’s spouse, and 875 shares of restricted stock.
(11)	Includes 2,004 shares allocated under the ESOP as to which Mr. Thomas exercises voting but not investment power, and 2,625 shares of restricted stock.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three (3) classes with three-year staggered terms, with approximately one-third of the directors elected each year. Four (4) directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified, or their earlier resignation, removal, or death. The nominees are Kathryn W. Ernstberger, William I. Orwick, Sr., Jill S. Saegesser, and Carolyn E. Wallace, each of whom are currently directors of the Company and the Bank.

The Board intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board. Alternatively, the Board may adopt a resolution to reduce the size of the Board. At this time, the Board does not know of any reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Kathryn W. Ernstberger, William I. Orwick, Sr., Jill S. Saegesser, and Carolyn E. Wallace.

Information regarding the Board’s nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of the date of the 2021 annual meeting. The indicated period for service as a director includes service as a director of First Harrison.

Director Nominees for Terms Ending in 2024

Kathryn W. Ernstberger is a professor of business administration at Indiana University Southeast in New Albany, Indiana. Age 58. Director since 2003.

Ms. Ernstberger’s expertise provides the Board with quantitative business analysis skills, specifically in the areas of statistics and mathematical modeling.

William I. Orwick, Sr. has been a Director in the accounting firm of D.M.L.O. CPA’s in New Albany, Indiana since October 2020. Mr. Orwick was previously a partner in the accounting firm of Rodefer Moss & Co. , PLLC prior to such firm’s acquisition by D.M.L.O. CPA’s in October 2020. Age 64. Director since 2010.

As a partner in a certified public accounting firm, Mr. Orwick provides the Board with significant experience regarding accounting and compliance matters. Mr. Orwick’s experience also offers the Board substantial small and local company operations and management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Orwick offers the Board significant business experience individually and from his network of professionals and organizations both familiar with matters outside and inside of the financial services industry.

Jill S. Saegesser is the Vice President of Redevelopment and Grant Services for the Wheatley Group, LLC in New Albany, Indiana. Age 49. Director since 2020.

Ms. Saegesser works as an Economic Development Consultant in her position with the Wheatley Group, LLC. She has been there since 2019. Prior to that Ms. Saegesser was employed by River Hills Economic Development Regional Planning Group, where she provided technical assistance to local governmental units. Ms. Saegesser’s work in this area provides opportunities for lending and community support for the bank.

Carolyn E. Wallace is the Director of Business Operations for the South Harrison Community School Corporation in Corydon, Indiana. Age 52. Director since 2010.

Ms. Wallace’s training as a certified public accountant and accounting background provide the Board with experience regarding accounting and financial matters.

Directors Continuing in Office with Terms Ending in 2022

Christopher L. Byrd is the manager and owner of Hoosier Hollywood Development, LLC (d/b/a Corydon Cinemas) in Corydon, Indiana, and is also a licensed certified public accountant and attorney. Age 53. Director since 2010.

Mr. Byrd’s background offers the Board significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Byrd offers the Board significant business experience from a setting outside of the financial services industry.

Pamela G. Kraft is the President of Generations Monuments & Memorials, Inc. in New Albany, Indiana and serves as Vice President — Treasurer of the Funeral Consumer Guardian Society in New Albany, Indiana. Age 62. Director since 2010.

Ms. Kraft’s involvement with the Funeral Consumer Guardian Society has allowed her to develop strong ties to the community and has provided the Board with valuable insight regarding the local business environment.

Mark D. Shireman is the Chairman of the Board of James L. Shireman, Inc. in Corydon, Indiana. Age 69. Director since 1989.

Mr. Shireman’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry through his involvement in business and civic organizations in the communities in which the Bank serves.

Michael L. Shireman is past Chairman of the Board of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp, Inc. Age 72. Director since 2000.

Mr. Shireman’s background offers the Board significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment.  In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office with Terms Ending in 2023

William W. Harrod became the President and Chief Executive Officer of First Capital in January 2000 and became the President and Chief Executive Officer of First Harrison in October 2012. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp, Inc. Age 65. Director since 2000.

Mr. Harrod’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Harrod’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Michael C. Frederick is currently the Chief Financial Officer, Executive Vice President, and Treasurer of the Company and has been affiliated with the Bank since 1990. Pursuant to the succession plan of the Company, Mr. Frederick will transition into the role of President of the Bank in 2022 and Chief Executive Officer in 2023. Age 53. Director since 2020.

Mr. Frederick provides extensive experience in the local banking industry, and knowledge of all aspects of the Company’s and Bank’s business and financial history, all of which will provide the Board with valuable insights.

Lou Ann Moore is currently an Owner and real estate broker for Century 21 Advantage Plus. She also serves on the Board of Directors of the Jefferson County Technical College, Bullitt County YMCA and Bullitt County Chamber of Commerce and serves on the Board of Trustees for the Bernheim Arboretum and Research Forest. Age 64. Director since 2018.

Ms. Moore’s expertise in real estate affords the Board valuable insight regarding particular real estate markets and offers the Board a unique perspective on operations of the Company and the Bank.

Robert C. Guilfoyle is the founder and past Chief Executive Officer of Abe AI, Inc. Mr Guilfoyle now serves as the VP of Artificial Intelligence Products at Envestnet, Inc. where he works with financial institutions to deploy AI achieving operational efficiency and increasing user experiences. He holds a Bachelor of Science in Informatics with a focus on Information Security and Computer Science from Indiana University. Age 32. Director since 2018.

Mr. Guilfoyle’s financial and technology background will provide the Board with valuable insights into how the Bank can leverage vendors to create better experiences.

Dana L. Huber is currently the Vice President, Marketing and Public Relations at Huber’s Orchard, Winery, & Vineyards. Prior to joining Huber’s Orchard, Winery, & Vineyards in 2003, Ms. Huber worked for Humana, Citicorp, and Kindred Healthcare. She currently sits on the Agribusiness Council at the Federal Reserve Bank of St. Louis. Age 53. Director since 2015.

Ms. Huber’s experience managing a sixth generation family owned business offers the Board substantial small company management experience. She is also very familiar within the region in which the Bank conducts its business and provides the Board with insight regarding the local business and consumer environment.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2021 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board will consider other independent registered public accounting firms.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees (1)	$134,720	$142,510
Audit-Related Fees (2)	26,075	21,220
Tax Fees (3)	22,675	25,595
All Other Fees	—	—
TOTAL	183,470	189,325

(1)	Includes fees billed for the audit of the consolidated financial statements, and the review of interim financial information contained in quarterly reports on Form 10-Q and other regulatory reports. For 2019, the audit fees included an integrated audit of internal controls over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”).
(2)	Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, and consultation concerning financial accounting, reporting and regulatory standards.
(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, and tax payment and planning advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Item 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board is providing the Company’s shareholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2021 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board, or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board recommends that shareholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related narrative discussion contained in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the compensation paid, awarded to, or earned for the fiscal years ended December 31, 2020, and 2019 by each of the Company’s executive officers.

				Non-Equity
Name and				Incentive	All Other
Principal Position	Year	Salary (1)	Stock Awards (2)	Compensation (3)	Compensation (4)	Total
William W. Harrod	2020	$257,613	$—	$39,199	$31,952	$328,764
President, Chief Executive Officer	2019	246,698	75,858	39,200	30,976	392,732

Michael C. Frederick	2020	153,035	—	31,754	25,989	210,778
Chief Financial Officer	2019	141,254	75,858	29,832	25,022	271,966

Dennis L. Thomas	2020	133,849	—	30,674	20,944	185,467
Senior Vice President	2019	128,268	75,858	28,468	17,269	249,863

Jill R. Keinsley	2020	119,041	—	29,489	15,831	164,361
Senior Vice President	2019	113,532	75,858	26,921	15,303	231,614

(1)	For Mr. Harrod, includes directors’ fees for service as an employee director of $16,221 and $16,854 for 2019 and 2020, respectively. For Mr. Frederick, includes directors’ fees for service as an employee director of $5,636 for 2020.
(2)	There were no stock awards granted in 2020. For 2019, represents a stock award of 1,125 shares of restricted common stock awarded on February 18, 2020. The value of such stock award is based on a closing price of $67.43 on February 18, 2020. Each stock award vests over a five (5) year period, with one-fifth (1/5) vesting on each July 1st, beginning July 1, 2021.
(3)	Bonus amounts earned in 2020 were paid in the first quarter of 2021, under the Bonus Plan.
(4)	Details of the amounts reported in the “All Other Compensation” column for 2020 are provided in the table below:

	Harrod	Frederick	Thomas	Keinsley
Employer contributions to 401(k) plan	$16,799	$10,300	$9,339	$7,736
Health insurance	11,926	12,342	10,018	5,499
Disability insurance	1,068	1,068	1,068	1,067
Life insurance	326	236	210	190
Dental insurance	275	275	275	—
Vision insurance	57	57	33	57
Employer contributions to health savings account	1,500	1,500	—	1,000
Wellness Incentive	—	210	—	280

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock awards at December 31, 2020 held by our executive officers. At December 31, 2020 there were no outstanding stock options. Market values for outstanding stock awards are based on the closing price of our common stock on December 31, 2020 (the last trading day of the year) of $60.56.

	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested
William W. Harrod	2,625	$158,970
Michael C. Frederick	2,625	158,970
Dennis L. Thomas	2,625	158,970
Jill R. Keinsley	2,625	158,970

(1) For each executive officer, 675 shares of common stock will vest on July 1st , 2021, 2022, 2023; 375 on July 1st 2024; and 225 shares of common stock will vest on July 1st 2025.

Stock Vested in 2020

The following table sets forth information concerning the exercise of options and the vesting of stock awards in 2020 by our named executive officers. There were no stock options exercised in 2020.

	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
William W. Harrod	750	$52,568
Michael C. Frederick	750	52,568
Dennis L. Thomas	750	52,568
Jill R. Keinsley	750	52,568

(1)	Based on a closing price of $70.09 on July 1, 2020, the date on which such shares vested.

Potential Payments Upon Termination or Change in Control

None of our executive officers are subject to any employment agreement which would entitle them to any payment upon termination of employment, absent a change in control. As is more fully described below, all of the named executive officers were subject to change in control agreements with us that were in effect on December 31, 2020 (each, a “Change in Control Agreement”), which provide for payments and benefits to our executive officers following a change in control of First Capital, Inc. and termination of the executive officer’s employment within twelve (12) months (a “Change in Control Termination”). The following table sets forth information concerning potential payments and benefits to which our executive officers would be entitled as of December 31, 2020 in the event of a Change in Control Termination. For purposes of estimating the value of certain equity awards, we have assumed a price per share of our common stock of $60.56, which was the closing price of our stock on December 31, 2020, the last trading day of the year.

	Harrod	Frederick	Thomas	Keinsley
Salary	$722,277	$442,198	$401,547	$357,124
Bonus (1)	169,494	127,661	120,040	112,676
Benefits (2)	13,653	14,189	11,605	7,094
Stock Awards (3)	158,970	158,970	158,970	158,970
Total	1,064,394	743,018	692,162	635,864

(1)	Includes cash payments and stock awards for 2020 under the Bonus Plan and amounts contributed to the executive’s 401(k) and health savings account by the Company in 2020.
(2)	Consists of life, medical, dental, and disability insurance benefits. The value is based upon the type of insurance coverage the Company carried for each executive officer as of December 31, 2020, and is valued at the premiums in effect on December 31, 2020.
(3)	Represents shares of common stock that would vest under the terms of the award agreements therefore.

Accrued Pay, Certain Retirement Benefits and Vested Equity Awards

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, or amounts that are fully vested under the terms of the applicable plan, such as accrued salary and vacation pay.

Change in Control Agreements

First Harrison and First Capital maintain a Change in Control Agreement dated January 20, 2015 with each of William W. Harrod, Michael C. Frederick, Dennis L. Thomas, and Jill R. Keinsley, each of which was approved by the Board on January 19, 2021 to continue forward for three (3) additional years.

Upon the occurrence of a change in control (as defined in the agreement) followed within twelve (12) months of the effective date of the change in control by the voluntary or involuntary termination of the executive’s employment, other than for “cause” (as defined in the agreement), the executive will be entitled to certain post-termination payments and benefits. For purposes of this agreement, “voluntary termination” is limited to the circumstances in which the executive elects to voluntarily terminate his or her employment within twelve (12) months of the effective date of a change in control following any material demotion, loss of title, office or significant authority, material reduction in his annual compensation or benefits (other than a reduction affecting the personnel or the Bank generally), or the relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control.

Under the terms of the agreements, the executive is entitled to receive, as severance pay, a sum equal to three (3) times the sum of the executive’s wages, salary, bonus, and other compensation, if any, paid (including accrued amounts) by the Company or the Bank to the executive during the twelve (12) month period ending on the last day of the month preceding the effective date of the change in control. The executive is entitled to receive this payment in a lump sum no later than thirty (30) days after the date of his or her termination. In addition to a cash severance payment, the executive is also entitled to continued life, medical, dental and disability insurance coverage for twelve (12) months following termination of employment. Notwithstanding any provision in the employment agreements to the contrary, payments and benefits under the agreements are limited so that they will not constitute excess parachute payments under Section 280G of the Internal Revenue Code.

Following termination of employment for any reason, each named executive officer is entitled to his or her own non-forfeitable interest in the Bank’s tax-qualified plans. The tax-qualified benefits are distributed in accordance with each executive’s distribution election.

All payments due under the employment agreements are guaranteed by First Capital. All reasonable costs and legal fees incurred by an executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2020.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits First Capital from extending loans to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from this prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Harrison to make loans to its executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. First Harrison currently offers a benefit program to all employees that provides a discount off the interest rate of any loan; officers and directors are permitted to participate in this benefit program.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) and such loans are approved in advance by a majority of the disinterested members of the Board. Additionally, as required by the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company’s President and Chief Executive Officer. Such potential conflicts of interest include, but are not limited to: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

There are no other transactions or series of similar transactions between us and any of our directors or executive officers in which the amount involved exceeds $120,000 since the beginning of our last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than December 13, 2021. If next year’s annual meeting is held on a date more than 30 days from May 26, 2022, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company upon request.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board and/or individual directors. Shareholders who wish to communicate with the Board or an individual director should do so in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, Carolyn E. Wallace, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee, Dana L. Huber, also at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on April 1, 2021. Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Jill R. Keinsley
Corporate Secretary

Corydon, Indiana

April 13, 2021

First Capital, Inc.

VOTE

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2021 Annual Meeting Proxy Card

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1. Election of Directors:

Nominee	For	Against	Abstain
01 - Kathyrn W. Ernstberger	☐	☐	☐
02 - William I. Orwick, Sr.	☐	☐	☐
03 - Jill S. Saegesser	☐	☐	☐
04 - Carolyn E. Wallace	☐	☐	☐

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

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The Sample Company 000004 + MC 12M345M678M90 MM ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/FCAP or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 am (EDT) on May 26, 2021 Shareholder Meeting Notice1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the First Capital, Inc. Shareholder Meeting to be Held on May 26, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/FCAP Easy Online Access — View your proxy materials and vote. Step 1:Go to www.investorvote.com/FCAP. Step 2:Click on the icon on the right to view meeting materials. Step 3:Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4:Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 16, 2021 to facilitate timely delivery. MMMMMMMMM 03EVWC 2 N O T C O Y+

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First Capital, Inc.

Notice of 2021 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2021

Michael L. Shireman and Michael C. Frederick, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of First Capital, Inc. to be held on May 26, 2021 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

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Shareholder Meeting Notice First Capital, Inc. Annual Meeting of Shareholders will be held on May 26, 2021 at 220 Federal Drive, Corydon, Indiana 47112, at 12:00 noon Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3. Election of Directors: 01 - Kathyrn W. Ernstberger 02 - William I. Orwick, Sr. 03 - Jill S. Saegesser 04 - Carolyn E. Wallace The ratification of the appointment of Monroe Shine and Co. as First Capital, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021 The approval of an advisory vote on the compensation of First Capital, Inc.’s named executive officers as disclosed in the proxy statement PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.investorvote.com/FCAP. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials First Capital, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 16, 2021.